SHARE EXCHANGE AGREEMENT
                            ------------------------

THIS  dated  for  reference  the  30th  day  of  June,  2000.

AMONG:

GLOBALNETCARE, INC. of Suite 204, 65 Brunswick, Dollard Des Ormeaux, Quebec, H3A 3H3

("GlobalNetCare")

AND

3739007  CANADA  LTD.,  with  a  registered and records office at 800 - 885 West
Georgia  Street,  Vancouver,  British  Columbia,  V6C  3H1

     (the  "Purchaser")

AND:

COR-BIT  PERIPHERALS  INC.  ("Cor-Bit")  and  BUSINESSWAY  COMPUTER  CENTRE INC.
("Businessway"),  of  117  Gun  Avenue,  Pointe  Claire, Quebec, Canada, H94 3X2

(collectively,  the  "Companies")

AND:

FARIS  HEDDO  and  MICH  LE  SCOTT,  of 8 Du Domaine  le Perrot, Quebec, J7P 2R9

(the  "Majority  Vendors")

AND:

THE  SHAREHOLDERS  OF  COR-BIT,  as  listed  on  Schedule  "E"

(the  "Cor-Bit  Shareholders")

AND:

THE  SHAREHOLDERS  OF  BUSINESSWAY,  as  listed  on  Schedule  "E"

(the  "Businessway  Shareholders")

WHEREAS:

A. The Cor-Bit Shareholders are the registered and beneficial owners of all of the issued and outstanding common shares in the capital of Cor-Bit (the "Cor-Bit Shares"), consisting of 1,458,424 common shares in the capital of Cor-Bit;

B. The Businessway Shareholders are the registered and beneficial owners of all of the issued and outstanding common shares in the capital of Businessway (the "Businessway Shares"), consisting of 1,597,737 common shares in the capital of Businessway;

C. The Purchaser is a wholly owned subsidiary of GlobalNetCare, a Florida corporation;

D. Pursuant to a letter agreement, dated April 5, 2000, between Cor-Bit, Businessway and GlobalNetCare, GlobalNetCare has agreed to cause the Purchaser to issue 40,000,000 Class "A" Preference Shares (the "Preferred Shares") in the capital of the Purchaser and GlobalNetCare will issue 37,923,891 Special Voting Shares in the capital of GlobalNetCare (the "Special Voting Shares"). The Preferred Shares are to be issued to the Cor-Bit Shareholders and the Businessway Shareholders (collectively the Cor-Bit Shareholders and the Businessway Shareholders are referred to as the "Vendors") as consideration for the exchange of the Cor-Bit Shares and Businessway Shares (collectively, the "Vendors' Shares") and the Special Voting Shares are to be issued to the Majority Vendors and the FONDACTION CSN Pour La Coop ration et L'Emploi (the "Fondaction"), in the course of a reorganization of the capital of the Companies as contemplated by section 85 of the Income Tax Act (Canada); and

E. Pursuant to the terms of this Agreement and a Call Option Agreement, attached hereto as Schedule "C" (the "Call Option Agreement") to be entered into by each one of the Vendors and GlobalNetCare, each of the Vendors has granted an option to GlobalNetCare to acquire the Preferred Shares and the Special Voting Shares, if applicable, in exchange for an equal number of common shares in the capital of GlobalNetCare;

F. Upon the terms and subject to the conditions set forth in this Agreement, the Vendors have respectively agreed to exchange the Cor-Bit Shares and the Businessway Shares for the Preferred Shares and the Special Voting Shares (the "Share Exchange").

THEREFORE in consideration of the premises and of the mutual covenants and agreements herein set forth, the parties hereto covenant and agree each with the other as follows:

1.     INTERPRETATION

1.1     In  this  Agreement,  except  as  otherwise  expressly  provided:

(a) "Agreement" means this Share Exchange Agreement, including the preamble and the Schedules hereto, as it may from time to time be supplemented or amended and in effect;

(b) all references in this Agreement to a designated "Section" or other subdivision or to a Schedule is to the designated Section or other subdivision of, or Schedule to, this Agreement;

(c) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision or Schedule;

(d) the headings are for convenience only and do not form a part of this Agreement and are not intended to interpret, define, or limit the scope, extent or intent of this Agreement or any provision hereof;

(e) the singular of any term includes the plural, and vice versa; the use of any term is equally applicable to any gender and, where applicable, a body corporate; the word "or" is not exclusive; the word "including" means including without limitation or prejudice to the generality of any description, definition, term or phrase preceding that word, and the word "include" and its derivatives will be construed accordingly; the expression "to the knowledge of" or any similar expression as applied to a corporation or individual, refers to,
(A) in the case of an individual, the knowledge as at the relevant date that such individual had or would have had had he exercised due diligence in making enquiries in relation to the matter in question from all sources of information likely to provide him with knowledge of same, and (B) in the case of a corporate person, the knowledge (as aforementioned) of a director or officer thereof as at the relevant date;

(f) any accounting term not otherwise defined has the meanings assigned to it in accordance with generally accepted accounting principles applicable in Canada;

(g) except as otherwise provided, any dollar amount referred to in this Agreement means the lawful currency of Canada; and

(h) any other term defined within the text of this Agreement has the meaning so ascribed.

1.2 The following are the Schedules to this Agreement, form part of this Agreement and are incorporated herein by reference:

(a) Schedule "A" - Special Rights and Restrictions attached to the Preferred Shares;

(b)     Schedule  "B-1"  -  Financial  Statements  of  Cor-Bit;

(c)     Schedule  "B-2"  -  Financial  Statements  of  Businessway;

(d)     Schedule  "C"  -  Call  Option  Agreement;

(e)     Schedule  "D-1"  -  Continuing  Contractual  Obligations  of  Cor-Bit;

(f)     Schedule  "D-2"  -  Continuing  Contractual  Obligations of Businessway;

(g)     Schedule  "E"  -  List  of  Cor-Bit  and  Businessway  Shareholders;

(h)     Schedule  "F-1"  -  List  of  Assets  of  Cor-Bit;

(i)     Schedule  "F-2"  -  List  of  Assets  of  Businessway;

(j)     Schedule  "G-1"  -  Financial  Statements  of  GlobalNetCare;

(k)     Schedule  "H-1"  -  List  of  Assets  of  GlobalNetCare;

(l)     Schedule  "I-1"  -  Outstanding  Litigation;

(m) Schedule "J-1" - Continuing Contractual Obligations of the Purchaser and GlobalNetCare; and

(n)     Schedule  "K-1" - Outstanding Rights to Acquire shares in GlobalNetCare.

2.     CLOSING

2.1 The closing of the transactions contemplated herein will take place at 4:00 p.m. local time, on the date which is five (5) days of the increase in the Authorized Common Share Capital (as defined herein) and the creation of the Special Voting Shares, or such other date as may be agreed to by the parties hereto (the "Closing Date"). The closing may take place by exchange of the appropriate solicitor's undertakings, which will involve each party's solicitors delivering to his or her counterpart all required consideration and documentation, to be held in trust and not released until all required closing deliveries have been made and all conditions to closing have been satisfied or waived by the party which has the benefit of such conditions.

3.     SHARE  EXCHANGE

3.1 Upon and subject to the terms and conditions of this Agreement, the Vendors and the Purchaser hereby agree that, on the Closing Date, all of the Cor-Bit Shares and the Businessway Shares will be exchanged as follows:

(a) all of the Cor-Bit Shares shall be exchanged for an aggregate of 19,088,320 Preferred Shares on the basis of 13.08832 Preferred Shares for each Cor-Bit Share and an aggregate of 19,088,320 Special Voting Shares on the basis of 13.08832 Special Voting Shares for each Cor-Bit Share; and

(b) all of the Businessway Shares shall be exchanged for an aggregate of 20,911,680 Preferred Shares on the basis of 13.08832 Preferred Shares for each Businessway Share and an aggregate of 20,911,680 Special Voting Shares on the basis of 13.08832 Special Voting Shares for each Businessway Share.

4.     RESTRICTED  SECURITIES

4.1 The Vendors acknowledge that any common shares in the capital of GlobalNetCare (the "Exchange Shares") issued on exchange of the Preferred Shares, pursuant to the terms and conditions set forth in the Preferred Shares, this Agreement and the Call Option Agreement, will have such hold periods as are required under applicable securities laws and as a result may not be sold, transferred or otherwise disposed, except pursuant to an effective registration statement under the United States Securities Act of 1933, as amended (the "1933 Act"), or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws.

4.2 The parties hereto acknowledge that each of the Vendors is resident in Quebec, and that GlobalNetCare has advised the Vendors that GlobalNetCare is relying on an exemption from the prospectus requirements of the Securities Act (Quebec) to issue the Exchange Shares and the Special Voting Shares to each of the Vendors and, as a consequence, certain protections, rights and remedies provided by the Securities Act (Quebec), including statutory rights of rescission or damages, will not be available to the Vendors.

4.3 The Vendors acknowledge that GlobalNetCare is not a reporting issuer in any of the Provinces of Canada and therefore resale of any of the Exchange Shares or the Special Voting Shares by Vendors resident in Quebec is restricted except pursuant to an exemption from applicable securities legislation.

4.4 It is understood and agreed by the parties hereto that they will provide and execute all such representations and collateral agreements as are reasonably necessary to ensure that the issuance of the Exchange Shares or the Special Voting Shares complies with the requirements of all applicable securities legislation.

4.5 It is understood and agreed that the certificates evidencing the Exchange Shares and the Special Voting Shares will bear the following legends:

THIS LEGEND IS MANDATORY FOR REGULATION S OFFERINGS BY DOMESTIC ISSUERS "THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE  OF  THE  SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933
ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED
HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A HOLD PERIOD IN ALL PROVINCES IN CANADA AND MAY NOT BE TRADED IN ANY OF THE PROVINCES OF CANADA EXCEPT AS PERMITTED BY APPLICABLE SECURITIES LEGISLATION"

4.6 The Purchaser and GlobalNetCare acknowledge that the Cor-Bit Shares and the Businessway Shares acquired pursuant to the terms of this Agreement will have such hold periods as are required under applicable securities laws and as a result may not be sold, transferred or otherwise disposed, except pursuant to an effective registration statement under the 1933 Act or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws.

4.7 The Purchaser and GlobalNetCare acknowledge that neither of the Companies is a reporting issuer in any of the Provinces of Canada and therefore resale of any of the Cor-Bit Shares or the Businessway Shares is restricted except pursuant to an exemption from applicable securities legislation.

4.8 It is understood and agreed that the certificates evidencing the Cor-Bit Shares and the Businessway Shares will bear the following legends:

"NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED
HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

5.     EXEMPTION  REQUIREMENTS

5.1 It is understood and agreed by the parties hereto that, in order to comply with section 51 of the Securities Act (Quebec), any of the Preferred
Shares to be exchanged by the Vendors into the Exchange Shares, will be exchanged in such number and such amounts so that the minimum value of any such issuance of the Exchange Shares will be CDN$150,000.

5.2 It is understood and agreed by the parties hereto that, should any of the Vendors be unable to comply with the requirements of Section 5.1 of this Agreement, GlobalNetCare will make reasonable efforts to obtain an order from the Quebec Securities Commission exempting any such Vendor from the prospectus requirements of the Securities Act (Quebec) in regards to any Exchange Shares issued on exchange of that Vendor's Preferred Shares.

6.     ACKNOWLEDGEMENTS  OF  THE  VENDORS

6.1     Each  one  of  the  Vendors  acknowledges  and  agrees  that:

(a)     none  of  the  Preferred  Shares,  Special Voting Shares or the Exchange
Shares have been or will be registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(b) neither the Purchaser nor GlobalNetCare have undertaken, and will have no obligation, to register any of the Preferred Shares, Special Voting Shares or the Exchange Shares under the 1933 Act;

(c) the Purchaser and GlobalNetCare are entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the Vendors contained in this Agreement, and each of the Vendors will hold harmless the Purchaser and GlobalNetCare from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by that Vendor not being true and correct;

(d) each of the Vendors has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Preferred Shares, Special Voting Shares and the Exchange Shares and, with respect to applicable resale restrictions, is solely responsible (and neither the Purchaser or GlobalNetCare is in any way responsible) for compliance with applicable resale restrictions;

(e) none of the Preferred Shares, Special Voting Shares or the Exchange Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Vendors that any of the Preferred Shares, Special Voting Shares or Exchange Shares will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of GlobalNetCare on the National Association of Securities Dealers, Inc.'s Over-the-Counter Bulletin Board;

(f) each of the Vendors is outside the United States when receiving and executing this Agreement and is acquiring the Preferred Shares, Special Voting Shares or Exchange Shares as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Preferred Shares, Special Voting Shares or the Exchange Shares;

(g) none of the Preferred Shares, Special Voting Shares or the Exchange Shares may be offered or sold to a U.S. Person (as defined in Regulation S) or for the account or benefit of a US Person prior to the end of the Restricted Period (as defined herein); and

(h) neither the Securities and Exchange Commission (the "SEC") nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Preferred Shares, Special Voting Shares or the Exchange Shares.

7.     ACKNOWLEDGEMENTS  OF  THE  PURCHASER  AND  GLOBALNETCARE

7.1     Each  of  the  Purchaser and GlobalNetCare acknowledges and agrees that:

(a) none of the Cor-Bit Shares or the Businessway Shares have been or will be registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(b) neither Cor-Bit nor Businessway have undertaken, and will have no obligation, to register any of the Cor-Bit Shares or the Businessway Shares under the 1933 Act;

(c) the Companies are entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the Purchaser and GlobalNetCare contained in this Agreement, and each of GlobalNetCare and the Purchaser will hold harmless the Companies from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the Purchaser or GlobalNetCare, as the case may be, not being true and correct;

(d) each of the Purchaser and GlobalNetCare have been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Cor-Bit Shares and the Businessway Shares and, with respect to applicable resale restrictions, is solely responsible (and neither of the Companies is in any way responsible) for compliance with applicable resale restrictions; and

(e) neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Cor-Bit Shares or the Businessway Shares.

8.     WARRANTIES  AND  REPRESENTATIONS  OF  THE  VENDORS  AND  THE  COMPANIES

8.1 Each of the Vendors, individually concerning their respective shares, and the Companies, jointly and severally therewith, warrant and represent to the Purchaser and GlobalNetCare with the intent that each of the Purchaser and GlobalNetCare will rely thereon in entering into this Agreement and in concluding the Share Exchange contemplated herein, that:


(a) each Vendor is the sole registered holder and beneficial owner of such number of common shares in the capital of Cor-Bit or Businessway, as applicable, as is hereinafter set opposite each Vendor's name;


                                                    NO. OF            NO. OF
NAME OF VENDOR                                  COR-BIT SHARES  BUSINESSWAY SHARES
----------------------------------------------  --------------  ------------------
Trastew Holdings Ltd.. . . . . . . . . . . . .                  3,820
2842-2053 Quebec Inc.. . . . . . . . . . . . .                  2,497
Michael Andreatos. . . . . . . . . . . . . . .                  3,056
Aggy Genoux. . . . . . . . . . . . . . . . . .                    863
Jean-Jacques Auger . . . . . . . . . . . . . .                    382
Rita Baghdassarian . . . . . . . . . . . . . .                  1,209
Francesco Cannella . . . . . . . . . . . . . .                  3,820
Marc Champagne . . . . . . . . . . . . . . . .                  3,820
Tak Lee Chang. . . . . . . . . . . . . . . . .                  1,727
Yung Hang Chang. . . . . . . . . . . . . . . .                  1,727
Jade Chan Chung. . . . . . . . . . . . . . . .                  1,727
Carmine Dizzazzo . . . . . . . . . . . . . . .                  1,727
Roger Doucet . . . . . . . . . . . . . . . . .                    509
Louis Fleischer. . . . . . . . . . . . . . . .                  2,521
George Garabedian. . . . . . . . . . . . . . .                  1,888
David Gottlieb . . . . . . . . . . . . . . . .                  2,292
Mike Halivelakis . . . . . . . . . . . . . . .                  1,783
Ren  Hamel . . . . . . . . . . . . . . . . . .                    382
Faris Heddo. . . . . . . . . . . . . . . . . .              1,439,113
Jan Hulak. . . . . . . . . . . . . . . . . . .                    863
Giacomo Indri. . . . . . . . . . . . . . . . .                    764
Karel Kro. . . . . . . . . . . . . . . . . . .                  1,788
Raynald Lavoie . . . . . . . . . . . . . . . .                  4,075
Robert Lawand. . . . . . . . . . . . . . . . .                 38,202
Hubet Levasseur. . . . . . . . . . . . . . . .                  2,590
Ehab Lotfi . . . . . . . . . . . . . . . . . .                  3,820
Antonio Martino. . . . . . . . . . . . . . . .                    382
Marie Marzoumanian . . . . . . . . . . . . . .                  1,770


Harry Michalopoulos. . . . . . . . . . . . . .                  5,223
Nelly Moussa . . . . . . . . . . . . . . . . .                    509
Sante Nardozi. . . . . . . . . . . . . . . . .                  2,547
Antoine Nehme. . . . . . . . . . . . . . . . .                  3,820
George Nehme . . . . . . . . . . . . . . . . .                  3,820
Michael Nelson . . . . . . . . . . . . . . . .                  3,820
Anne Ponniah . . . . . . . . . . . . . . . . .                    863
Marie Reda . . . . . . . . . . . . . . . . . .                  2,292
Claude Robillard . . . . . . . . . . . . . . .                  1,146
Bedros Sarkissian. . . . . . . . . . . . . . .                  6,063
Denny Sarkissian . . . . . . . . . . . . . . .                    518
Dr. A.J. Scarlat . . . . . . . . . . . . . . .                    509
Liliane Scott. . . . . . . . . . . . . . . . .                  1,490
Wilbrood Scott . . . . . . . . . . . . . . . .                 20,017
Margaret Shaefer . . . . . . . . . . . . . . .                  1,727
Cyndy Taylor . . . . . . . . . . . . . . . . .                  7,640
Claudio Vendittelli. . . . . . . . . . . . . .                  4,584
Lian G. Zhang. . . . . . . . . . . . . . . . .                  2,032
FONDACTION CSN Pour La Coop ration et L'Emploi  458,424
Michele Scott. . . . . . . . . . . . . . . . .  1,000,000

(b) each of the Vendors' Cor-Bit Shares and the Businessway Shares, as the case may be, are free and clear of all liens, any actual, pending or threatened hold periods, trading restrictions, lien charges, claims, options, set-offs, encumbrances, voting agreements, voting trusts, escrow restrictions or other limitations or restrictions of any nature whatsoever, except as expressly provided for or disclosed herein;

(c) each of the Vendors does not have any interest, legal or beneficial, direct or indirect, in any shares of, or the assets or business of, the Companies other than their ownership of the Cor-Bit Shares and Businessway Shares, as the case may be; and

(d) each of the Vendors has the power and capacity and good and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and will on the Closing Date have the right to transfer the legal and beneficial title and ownership of the Cor-Bit Shares or Businessway Shares, as the case may be, to the Purchaser;

(e) each of the Vendors has had adequate opportunity to obtain from representatives of the Purchaser and GlobalNetCare such information, in addition to the representations set forth in this Agreement, as is necessary to evaluate the merits and risks of the Vendors' investment in the Preferred Shares, Special Voting Shares and the Exchange Shares and each of the Vendors has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the acquisition of the Preferred Shares, Special Voting Shares and the Exchange Shares to be issued to the Vendors pursuant to the terms of this Agreement and to make informed investment decisions with respect to such investment;

(f)     none  of  the  Vendors  is  a  U.S.  Person;

(g) none of the Vendors is acquiring the Preferred Shares, Special Voting Shares or the Exchange Shares for the account or benefit of, directly or indirectly, any U.S. Person;

(h) each of the Vendors acknowledges, understands and agrees that the Special Voting Shares will only be issued to the Majority Vendors and the Fondaction and that as a result the Vendors, other than the Majority Vendors and the Fondaction, will not have any voting or other rights to participation in GlobalNetCare until such time as each of the Vendors is issued Exchange Shares;

(i) each of the Vendors is acquiring the Preferred Shares, Special Voting Shares or the Exchange Shares for investment only and not with a view to resale or distribution and, in particular, each of the Vendors has no intention to distribute either directly or indirectly any of the Preferred Shares, Special Voting Shares or the Exchange Shares in the United States or to U.S. Persons;

(j) each of the Vendors is outside the United States when receiving and executing this Agreement and is acquiring the Preferred Shares, Special Voting Shares or the Exchange Shares as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Preferred Shares, Special Voting Shares or Exchange Shares;

(k) each of the Vendors understands and agrees that none of the Preferred Shares, Special Voting Shares or the Exchange Shares has been or will be registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(l) each of the Vendors understands and agrees that offers and sales of any of:

(i) the Preferred Shares prior to the expiration of a period of one year after the date of original issuance of the Preferred Shares,

(ii) the Special Voting Shares prior to the expiration of a period of one year after the date of original issuance of the Special Voting Shares, or

(iii) the Exchange Shares prior to the expiration of a period of one year after the date of issuance of any Exchange Shares,

          (the  "Restricted  Period")

shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Restricted Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state securities laws;

(m) each of the Vendors understands and agrees not to engage in any hedging transactions involving any of the Preferred Shares or the Exchange Shares unless such transactions are in compliance with the provisions of the 1933 Act;

(n) each of the Vendors understands and agrees that each of the Purchaser or GlobalNetCare, as applicable, will refuse to register any transfer of the Preferred Shares, Special Voting Shares or the Exchange Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

(o) each of the Vendors acknowledges that such Vendor has not acquired the Preferred Shares, Special Voting Shares or the Exchange Shares as a result of, and will not themselves engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Preferred Shares, Special Voting Shares or the Exchange Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Preferred Shares, Special Voting Shares or the Exchange Shares; provided however, that each of the Vendors may sell or otherwise dispose of any of the Preferred Shares, Special Voting Shares or the Exchange Shares pursuant to registration of any of the Preferred Shares, Special Voting Shares or the Exchange Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(p) if any of the Vendors are ordinarily resident in Quebec, each of the Vendors is acquiring the Preferred Shares and the Special Voting Shares under the exemption from prospectus requirements of the Quebec Securities Act (the
"Quebec Act") and accordingly may only be sold, disposed or otherwise transferred pursuant to an exemption from prospectus requirements of the Quebec Act or pursuant to any other applicable securities laws;

(q) each of the Vendors acknowledges that such Vendor may only sell, dispose or otherwise transfer a Preferred Share in conjunction with a Special Voting Share, if applicable, and a Special Voting Share in conjunction with a Preferred Share;

(r) each of the Vendors is not aware of any advertisement of any of the Preferred Shares, Special Voting Shares or the Exchange Shares; and

(s) no person has made to any of the Vendors any written or oral representations:

(i) that any person will resell or repurchase any of the Preferred Shares, Special Voting Shares or the Exchange Shares;

(ii) that any person will refund the purchase price of any of the Preferred Shares, Special Voting Shares or the Exchange Shares;

(iii) as to the future price or value of any of the Preferred Shares, Special Voting Shares or the Exchange Shares; or

(iv) that any of the Preferred Shares, Special Voting Shares or Exchange Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Preferred Shares, Special Voting Shares or the Exchange Shares of the Purchaser or GlobalNetCare on any stock exchange or automated dealer quotation system

8.2 Each of the Majority Vendors and the Companies warrant and represent, jointly and severally, to the Purchaser and GlobalNetCare with the intent that each of the Purchaser and GlobalNetCare will rely thereon in entering into this Agreement and in concluding the Share Exchange contemplated herein, that:

(a) Cor-Bit is a corporation validly existing and in good standing under the laws of the Province of Quebec and has the power, authority and capacity to enter into this Agreement and to carry out its terms;

(b) Businessway is a corporation validly existing and in good standing under the laws of the Province of Quebec and has the power, authority and capacity to enter into this Agreement and to carry out its terms;

(c) the authorized capital of Cor-Bit consists of an unlimited number of common shares, without par value, of which 1,458,424 common shares have been validly issued, are outstanding and are fully paid and non-assessable;

(d) the authorized capital of Businessway consists of an unlimited number of common shares, without par value, of which 1,597,737 common shares have been validly issued, are outstanding and are fully paid and non-assessable;

(e) the Cor-Bit Shares represent 100% of the issued and outstanding share capital of Cor-Bit;

(f) the Businessway Shares represent 100% of the issued and outstanding share capital of Businessway;

(g) the execution and delivery of this Agreement and the completion of the transactions contemplated hereby has been duly and validly authorized by all necessary corporate action on the part of each of Cor-Bit and Businessway, and this Agreement constitutes a legal, valid and binding obligation of each of Cor-Bit and Businessway enforceable in accordance with its terms except as limited by laws of general application affecting the rights of creditors;

(h) each of the Majority Vendors does not have any specific information relating to the Companies which is not generally known or which has not been disclosed to the Purchaser and GlobalNetCare and which if known could reasonably be expected to have a material adverse effect on the value of the Cor-Bit Shares or the Businessway Shares or on either of the Companies as a whole;

(i) neither Cor-Bit, Businessway, nor any of the Majority Vendors have made any untrue statement to the Purchaser or GlobalNetCare nor has any of them failed to state a material fact that is required to be stated or that is necessary to prevent a statement that is made from being materially false or misleading in the circumstances in which it was made;

(j) to the best of the Majority Vendor's knowledge, all of the assets of Cor-Bit and Businessway are in good working order and contain no latent defects;

(k) neither Cor-Bit, Businessway, nor any of the Majority Vendors are aware of any infringement by Cor-Bit or Businessway of any registered patent, trademark or copyright;

(l) no person has any agreement, right, option or privilege, consensual or arising by law, present or future, contingent or absolute, or capable of becoming an agreement, right or option:

(i) to require either of the Companies to issue any further or other shares in its capital or any other security convertible or exchangeable into shares in its capital or to convert or exchange any securities into or for shares in the capital of either of the Companies,

(ii) for the issue or allotment of any of the authorized but unissued shares in the capital of either of the Companies,

(iii) to require either of the Companies to purchase, redeem or otherwise acquire any of the issued and outstanding shares in the capital of either of the Companies,

(iv) to purchase or otherwise acquire any shares in the capital of either of the Companies, or

(v) which is capable of becoming an agreement for the acquisition of any of the material assets of either of the Companies;

(m) each of the Companies is registered to carry on business in all jurisdictions in which it currently carries on business;

(n) the making of this Agreement and the completion of the transactions contemplated hereby and the performance of and compliance with the terms hereof does not and will not:

(i) conflict with or result in a breach of or violate any of the terms, conditions, or provisions of the constating documents of either of the Companies,

(ii) conflict with or result in a breach of or violate any of the terms, conditions or provisions of any law, judgment, order, injunction, decree, regulation or ruling of any court or governmental authority, domestic or foreign, to which any of the Companies or the Vendors are subject or constitute or result in a default under any agreement, contract or commitment to which any of the Companies or the Vendors are a party,

(iii) subject to obtaining any necessary consents of applicable regulatory authorities, give to any person any remedy, cause of action, right of termination, cancellation or acceleration in or with respect to any agreement, contract, or commitment to which either of the Companies is a party,

(iv) give to any government or governmental authority, including any governmental department, commission, bureau, board, or administrative agency any right of termination, cancellation, or suspension of, or constitute a breach of or result in a default under any permit, license, control, or authority issued to any of the entities and which is necessary or desirable in connection with the conduct and operation of the business of each of the Companies as currently conducted, or

(v) subject to obtaining any necessary consents of applicable regulatory authorities, constitute a default by either of the Companies or an event which, with the giving of notice or lapse of time or both, might constitute an event of default or non-observance under any agreement, contract, indenture or other instrument relating to any indebtedness of either of the Companies which would give any person the right to accelerate the maturity for the payment of any amount payable under that agreement, contract, indenture, or other instrument;

(o) the financial statements of Cor-Bit for the year ending July 31, 1999 and for the period ending January 31, 2000 attached as Schedule "B-1" hereto (the "Cor-Bit Financial Statements") were prepared in accordance with Canadian generally accepted accounting principles applied on a basis consistent with prior reporting periods, are true and correct in every material respect and present fairly and accurately the financial condition and position of Cor-Bit as at the date thereof and the results of the operations of Cor-Bit;

(p) the financial statements of Businessway for the year ending May 31, 1999 and for the period ending January 31, 2000 attached as Schedule "B-2" hereto (the "Businessway Financial Statements") were prepared in accordance with Canadian generally accepted accounting principles applied on a basis consistent with prior reporting periods, are true and correct in every material respect and present fairly and accurately the financial condition and position of Businessway as at the date thereof and the results of the operations of Businessway;

(q) each of the Companies has good and marketable title to all of its respective assets as listed in Schedules "F-1" and "F-2", and such assets are free and clear of any financial encumbrances not disclosed in the Cor-Bit
Financial Statements or the Businessway Financial Statements, as the case may be;

(r) other than approvals and filings required under applicable securities laws, no authorization, approval, order, license, permit or consent of any governmental authority, regulatory body or court, and no registration, declaration or filing by any of the Companies with any such governmental authority, regulatory body or court is required in order for any of the Companies to complete the contemplated purchase and sale, to duly perform and observe the terms and provisions of this Agreement, and to render this Agreement legal, valid, binding and enforceable in accordance with its terms;

(s) there is no basis for and there are no actions, suits, judgments, investigations or proceedings outstanding or pending, or to the knowledge of the Majority Vendors, threatened against or affecting either of the Companies at law or in equity or before or by any court or federal, state, municipal or other governmental authority, department, commission, board, tribunal, bureau or agency;

(t) neither of the Companies has guaranteed, or agreed to guarantee, any indebtedness or other obligation of any person except as described in the Cor-Bit Financial Statements or the Businessway Financial Statements, as the case may be;

(u) the corporate records of each of the Companies, as required to be maintained by them under their respective statute of incorporation and constating documents, are accurate, complete and up-to-date in all material respects and all material transactions of the Companies have been properly recorded in each of their respective books or filed with their records;

(v) each of the Companies holds all permits, licenses, consents and authorizations issued by any governmental authority which are necessary in connection with the operation of their respective businesses and the ownership of their respective properties and assets;

(w) each of the Companies has filed all necessary tax returns and in all jurisdictions required to be filed by them, all returns affecting workers compensation with the appropriate agency, incorporation capital tax returns, if required, and any other material reports and information required to be filed by either of the Companies with any governmental authority;

(x) each of the Companies has paid all income, sales and capital taxes payable by them as when and due; each of the Companies has withheld and remitted to tax collection authorities such taxes as are required by law to be withheld and remitted as and when due; each of the Companies has paid all instalments of corporate taxes due and payable, and there is not presently outstanding nor does either of the Companies expect to receive any notice of reassessment from any applicable tax collecting authority;

(y) neither Company has declared or paid any dividends of any kind or declared or made any other distributions of any kind whatsoever including, without limitation, by way of redemption, repurchase or reduction of its authorized capital;

(z) other than as disclosed in Schedules "D-1" and "D-2", neither of the Companies has outstanding any material contractual obligations whatsoever relating to or affecting the conduct of their businesses or any of their property or assets or for the purchase, sale or leasing of any property other than those contracts entered into by either of the Companies in the course of their normal and ordinary day to day business;

(aa) other than as disclosed in Schedules "D-1" and D-2", there are no management contracts or consulting contracts to which the respective Companies are parties or by which either is bound, and save and except as disclosed in the Cor-Bit Financial Statements or the Businessway Financial Statements, as the case may be, no amount is payable or has been agreed to be paid by either of the Companies to any person as remuneration, pension, bonus, share of profits or other similar benefit and no director, officer or member, or former director, officer or member, of the Companies, nor any associate or affiliate of any such person, has any claim of any nature against, or indebted to, either of the Companies;

(bb) there has been no material adverse change in financial condition and position of either of the Companies and no damage, loss, destruction or other change in circumstances materially affecting the business, property or assets of either of the Companies or their right or capacity to carry on business since the dates of the

Cor-Bit Financial Statements or the Businessway Financial Statements, as applicable; and

(cc) neither of the Companies has waived or surrendered any right of substantial value and has not made any gift of money or of any property or assets.

9.     WARRANTIES  AND  REPRESENTATIONS
       OF  THE  PURCHASER  AND  GLOBALNETCARE

9.1 The Purchaser and GlobalNetCare warrant and represent, jointly and severally, to the Vendors and the Companies, with the intent that the Vendors and the Companies will rely thereon in entering into this Agreement and in concluding the Share Exchange contemplated herein, that:

(a) the Purchaser is a corporation duly incorporated, validly existing and in good standing under the federal laws of Canada and has the power, authority and capacity to enter into this Agreement and to carry out its terms;

(b) GlobalNetCare is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida, and has the power, authority and capacity to enter into this Agreement and to carry out its terms;

(c)     the  authorized  capital  of  the  Purchaser  consists  of:

(i)     an  unlimited  number  of common shares, without par value, of which ten
(10) common shares have been validly issued, are outstanding and are fully paid and non-assessable, and

(ii) an unlimited number of Preferred Shares, without par value, of which none have been issued,

(d) GlobalNetCare is the sole shareholder of all of the issued and outstanding shares in the capital of the Purchaser;

(e) the authorized capital of GlobalNetCare consists of 100,000,000 common shares, without par value, of which 16,283,127 shares have been validly issued, are outstanding and are fully paid and non-assessable as of May 26, 2000;

(f) the execution and delivery of this Agreement and the completion of the transactions contemplated hereby has been duly and validly authorized by all necessary corporate action on the part of each of the Purchaser and GlobalNetCare, and this Agreement constitutes a legal, valid and binding obligation of each of the Purchaser and GlobalNetCare enforceable in accordance with its terms except as limited by laws of general application affecting the rights of creditors;

(g) no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority is required by or with respect to the

Purchaser in connection with the execution and delivery of this Agreement by the Purchaser or the consummation by the Purchaser of the transactions contemplated hereby;

(h) no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority is required by or with respect to GlobalNetCare in connection with the execution and delivery of this Agreement by GlobalNetCare or the consummation by GlobalNetCare of the transactions contemplated hereby, except for such consents, approvals, orders, authorizations, registrations, declarations, qualifications or filings as may be required by the National Association of Securities Dealers and under applicable federal and state securities laws in connection with the transactions set forth herein;

(i) other than set out on Schedule "I-1" hereto, there is no litigation, proceeding or governmental investigation in progress, pending, threatened or contemplated against or relating to the Purchaser or GlobalNetCare, the business of the Purchaser, GlobalNetCare, or the transactions contemplated by this Agreement;

(j) the Preferred Shares to be issued to the Vendors hereunder, the Special Voting Shares if applicable, and the Exchange Shares to be issued on exchange of the Preferred Shares, will, when issued, be validly issued, fully paid and non-assessable;

(k) there are no orders ceasing or suspending trading in the securities of GlobalNetCare and, to the best of the knowledge of GlobalNetCare, no proceedings for this purpose have been instituted or are pending, contemplated or threatened;

(l) on the Closing Date, GlobalNetCare shall have no financial liabilities or outstanding indebtedness, except as is disclosed on the GlobalNetCare Financial Statements (as defined herein);

(m) neither the Purchaser nor GlobalNetCare has any specific information relating to GlobalNetCare or the Purchaser which is not generally known or which has not been disclosed to the Companies or the Vendors and which if known could reasonably be expected to have a material adverse effect on the value of the Exchange Shares or Preferred Shares or on GlobalNetCare or the Purchaser as a whole;

(n) neither GlobalNetCare nor the Purchaser have made any untrue statement to the Companies or the Vendors nor has any of them failed to state a material fact that is required to be stated or that is necessary to prevent a statement that is made from being materially false or misleading in the circumstances in which it was made;

(o) neither GlobalNetCare nor the Purchaser are aware of any infringement by GlobalNetCare or the Purchaser of any registered patent, trademark or copyright;

(p) each of the Purchaser and GlobalNetCare has had adequate opportunity to obtain from representatives of the Companies such information, in addition to the representations set forth in this Agreement, as is necessary to evaluate the merits and risks of an investment in the Cor-Bit Shares and the Businessway Shares and each of the Purchaser and GlobalNetCare has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the acquisition of the Cor-Bit Shares and the Businessway Shares to be issued to the Purchaser pursuant to the terms of this Agreement and to make informed investment decisions with respect to such investment;

(q) other than as set forth on Schedule "K-1", no person has any agreement, right, option or privilege, consensual or arising by law, present or future, contingent or absolute, or capable of becoming an agreement, right or option:

(i) to require GlobalNetCare or the Purchaser to issue any further or other shares in either of its respective capital or any other security convertible or exchangeable into shares in either of its respective capital or to convert or exchange any securities into or for shares in either of its respective capital,

(ii) for the issue or allotment of any of the authorized but unissued shares in the capital of GlobalNetCare or the Purchaser,

(iii) to require GlobalNetCare or the Purchaser to purchase, redeem or otherwise acquire any of the issued and outstanding shares in either the capital of GlobalNetCare or the Purchaser,

(iv) to purchase or otherwise acquire any shares in the capital of either GlobalNetCare or the Purchaser, or

(v) which is capable of becoming an agreement for the acquisition of any of the material assets of either GlobalNetCare or the Purchaser;

(r) each of the Purchaser and GlobalNetCare is registered to carry on business in all jurisdictions in which it currently carries on business;

(s) the making of this Agreement and the completion of the transactions contemplated hereby and the performance of and compliance with the terms hereof does not and will not:

(i) conflict with or result in a breach of or violate any of the terms, conditions, or provisions of the constating documents of either GlobalNetCare or the Purchaser,

(ii) conflict with or result in a breach of or violate any of the terms, conditions or provisions of any law, judgment, order, injunction, decree, regulation or ruling of any court or governmental authority, domestic or foreign, to which any of GlobalNetCare or the Purchaser are subject or constitute or result in a default under any agreement, contract or commitment to which any of GlobalNetCare or the Purchaser are a party,

(iii) subject to obtaining any necessary consents of applicable regulatory authorities, give to any person any remedy, cause of action, right of termination, cancellation or acceleration in or with respect to any agreement, contract, or commitment to which GlobalNetCare or the Purchaser, as the case may be, is a party,

(iv) give to any government or governmental authority, including any governmental department, commission, bureau, board, or administrative agency any right of termination, cancellation, or suspension of, or constitute a breach of or result in a default under any permit, license, control, or authority issued to any of the entities and which is necessary or desirable in connection with the conduct and operation of the business of each of the Purchaser or GlobalNetCare as currently conducted, or

(v) subject to obtaining any necessary consents of applicable regulatory authorities, constitute a default by GlobalNetCare or the Purchaser or an event which, with the giving of notice or lapse of time or both, might constitute an event of default or non-observance under any agreement, contract, indenture or other instrument relating to any indebtedness of GlobalNetCare or the Purchaser which would give any person the right to accelerate the maturity for the payment of any amount payable under that agreement, contract, indenture, or other instrument;

(t) the financial statements of GlobalNetCare for the year ending December 31, 1999 and for the period ending March 31, 2000 attached as Schedule "G-2" hereto (the "GlobalNetCare Financial Statements") were prepared in accordance with United States generally accepted accounting principles applied on a basis consistent with prior reporting periods, are true and correct in every material respect and present fairly and accurately the financial condition and position of GlobalNetCare as at the date thereof and the results of the operations of GlobalNetCare;

(u) GlobalNetCare has good and marketable title to all of its respective assets as listed in Schedules "H-1", and such assets are free and clear of any financial encumbrances not disclosed in the financial statements of GlobalNetCare;

(v) GlobalNetCare has not guaranteed, or agreed to guarantee, any indebtedness or other obligation of any person except as described in the GlobalNetCare Financial Statements;

(w) the Purchaser has not guaranteed, or agreed to guarantee, any indebtedness or other obligation of any person;

(x) the corporate records of GlobalNetCare and the Purchaser, as required to be maintained by it under its respective statute of incorporation and constating documents, are accurate, complete and up-to-date in all material respects and all material transactions of GlobalNetCare and the Purchaser have been promptly and properly recorded in each of its books or filed with its records;

(y) each of the Purchaser and GlobalNetCare holds all permits, licenses, consents and authorizations issued by any governmental authority which are necessary in connection with the operation of each of its business and the ownership of each of its assets;

(z) each of the Purchaser and GlobalNetCare has filed all necessary tax returns and in all jurisdictions required to be filed by it, all returns affecting workers compensation with the appropriate agency, incorporation capital tax returns, if required, and any other material reports and information required to be filed by GlobalNetCare or the Purchaser with any governmental authority;

(aa) each of the Purchaser and GlobalNetCare has paid all income, sales and capital taxes payable by either of them as when and due; each of the Purchaser and GlobalNetCare has withheld and remitted to tax collection authorities such taxes as are required by law to be withheld and remitted as and when due; each of the Purchaser and GlobalNetCare has paid all instalments of corporate taxes due and payable, and there is not presently outstanding nor does GlobalNetCare or the Purchaser expect to receive any notice of reassessment from any applicable tax collecting authority;

(bb) other than as disclosed in Schedule "J-1", GlobalNetCare has no outstanding material contractual obligations whatsoever relating to or affecting the conduct of its businesses or any of its assets or for the purchase, sale or leasing of any assets other than those contracts entered into by GlobalNetCare in the course of its normal and ordinary day to day business;

(cc) other than as disclosed in Schedule "J-1" there are no management contracts or consulting contracts to which GlobalNetCare is a party or by which it is bound, and save and except as disclosed in the GlobalNetCare Financial Statements, no amount is payable or has been agreed to be paid by GlobalNetCare to any person as remuneration, pension, bonus, share of profits or other similar benefit and no director, officer or member, or former director, officer or member, of GlobalNetCare, nor any associate or affiliate of any such person, has any claim of any nature against, or indebted to, GlobalNetCare;

(dd) other than as disclosed in Schedule "J-1", the Purchaser has no outstanding material contractual obligations whatsoever relating to or affecting the conduct of its businesses or any of its assets or for the purchase, sale or leasing of any assets other than those contracts entered into by the Purchaser in the course of its normal and ordinary day to day business;

(ee) other than as disclosed in Schedule "J-1" there are no management contracts or consulting contracts to which the Purchaser is a party or by which it is bound, and save and except as disclosed in the Purchaser's Financial Statements, no amount is payable or has been agreed to be paid by the Purchaser to any person as remuneration, pension, bonus, share of profits or other similar benefit and no director, officer or member, or former director, officer or member, of the Purchaser, nor any associate or affiliate of any such person, has any claim of any nature against, or indebted to, the Purchaser;

(ff) there has been no material adverse change in financial condition and position of GlobalNetCare and no damage, loss, destruction or other change in circumstances materially affecting the business, property or assets of GlobalNetCare or its right or capacity to carry on business since the dates of the GlobalNetCare Financial Statements;

(gg) GlobalNetCare has not waived or surrendered any right of substantial value and has not made any gift of money or of any property or assets;

(hh) each of the Purchaser and GlobalNetCare understands and agrees that none of the Cor-Bit Shares or the Businessway Shares have been or will be registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States, or, directly or indirectly, to U.S. Persons, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(ii) each of the Purchaser and GlobalNetCare acknowledges that it has not acquired the Cor-Bit Shares or the Businessway Shares as a result of, and will not themselves engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Cor-Bit Shares or the Businessway Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Cor-Bit Shares or the Businessway Shares; and

(jj) each of the Purchaser and GlobalNetCare understands and agrees that offers and sales of any of the Cor-Bit Shares or the Businessway Shares prior to the expiration of a period of one year after the date of issuance of any such shares shall only be made in compliance with the safe harbour provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after such one year period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state securities laws.

10.     COVENANTS

10.1     Between  the execution date and the Closing Date, the Majority Vendors:

(a) will cause the Companies to afford to the Purchaser, GlobalNetCare and their respective authorized representatives access during normal business hours to all properties, books, contracts, commitments, records of the Companies and furnish such copies (certified if requested) thereof and other information as such parties may reasonably request, and to permit the Purchaser, GlobalNetCare and their respective authorized representatives to make such audit of the books of account of the Companies as the Purchaser or GlobalNetCare may reasonably see fit;

(b) will diligently take all reasonable steps to obtain, prior to the Closing Date, all consents and approvals required to complete the transactions contemplated herein in accordance with the terms and conditions hereof and give such assurances as may be required in the reasonable opinion of the Purchaser's and GlobalNetCare's counsel for more perfectly consummating the transaction contemplated hereby and referenced herein;

(c) will cause the Companies to conduct their business and affairs diligently and only in the ordinary course, and preserve and maintain the assets and goodwill of the Companies;

(d) will not sell or otherwise in any way alienate or dispose of or encumber any of the Companies' assets;

(e) will cause the Companies to maintain insurance coverage of the scope and in the amounts presently held; and

(f) will not permit the Companies to make or agree to make any payment to any director, officer, employee or agent of the Companies except in the ordinary course of business and at the regular rates of salary and commission for such person or as reasonable reimbursement for expenses incurred by such person in connection with the Companies.

10.2 Between the execution date and the Closing Date, the Purchaser and GlobalNetCare shall:

(a) cause to be reserved for issuance that number of shares of common stock of GlobalNetCare as are equal in number to the Preferred Shares, and take such steps as shall be necessary to increase its authorized shares of common stock (the "Authorized Common Share Capital") so as to allow for the issuance of the Exchange Shares; and

(b) take all such steps as soon as practicable to create the Special Voting Shares, being a class of shares in the capital of GlobalNetCare having voting rights and no other rights and restrictions and to cause to be issued to the Vendors that number of Special Voting Shares as are equal to the number of Preferred Shares.

11.     NON-MERGER

11.1 Except as otherwise provided in Section 11 of this Agreement. The representations, warranties, covenants and agreements of Cor-Bit, Businessway, the Majority Vendors and the Vendors contained herein and those contained in the documents and instruments delivered pursuant hereto will be true at and as of the Closing Date as though made at the Closing Date and will survive the Closing Date for a period ending 24 months after Closing Date, and notwithstanding the completion of the transactions herein contemplated, the waiver of any condition contained herein (unless such waiver expressly releases each of Cor-Bit, Businessway, the Majority Vendors and the Vendors of such representation, warranty, covenant or agreement), or any investigation by the Purchaser or GlobalNetCare, the same will remain in full force and effect for the said same 24 month period after the Closing Date. The representations, warranties, covenants and agreements of Cor-Bit, Businessway, the Majority Vendors and the Vendors contained herein related to financial and tax matters will be true at and as of the Closing Date as though made at the Closing Date and will survive the Closing Date for a period of five years after the Closing Date.

11.2 The representations, warranties, covenants and agreements of the Purchaser and GlobalNetCare contained herein and those contained in the documents and instruments delivered pursuant hereto will be true at and as of the Closing Date as though made at the Closing Date and will survive the Closing Date for a period ending 24 months after the Closing Date, and notwithstanding the completion of the transactions herein contemplated, the waiver of any condition contained herein (unless such waiver expressly releases each of the Purchaser and GlobalNetCare of such representation, warranty, covenant or agreement), or any investigation by the Companies or the Majority Vendors, the same will remain in full force and effect for the said same 24 month period after the Closing Date. The representations, warranties, covenants and agreements of the Purchaser and GlobalNetCare contained herein related to financial and tax matters will be true at and as of the Closing Date as though made at the Closing Date and will survive the Closing Date for a period of five years after the Closing Date.

12.     CONFIDENTIALITY

12.1 Each party agrees that all information provided to it by another party (collectively "Confidential Information") shall be held in complete confidence by it and by its advisors and representatives and shall not, without the prior written consent of that other party, be disclosed to any other person, nor used for any other purpose, other than in connection with the evaluation, negotiation and finalization of the transactions contemplated herein. However, a party's obligation does not apply to Confidential Information:

(a) which is generally available to third parties (unless available as a result of a breach of this Agreement);

(b) which is lawfully in the possession of a party and which was not acquired directly or indirectly from another party; or

(c) the disclosure of which is required by any applicable law or by any supervisory or regulatory body to whose rules a party is subject.

13.     CONDITIONS  PRECEDENT

13.1 The obligations of the Purchaser and GlobalNetCare to consummate the transactions herein contemplated are subject to the fulfilment of each of the following conditions at the times stipulated:

(a) this Agreement and the purchase of the Cor-Bit Shares and the Businessway Shares has been approved by the board of directors of each of Cor-Bit and Businessway on or before the Closing Date;

(b) the acknowledgements, representations and warranties of the Majority Vendors, the Vendors, Cor-Bit and Businessway contained herein are true and correct in all respects at and as of the Closing Date except as may be in writing disclosed to and approved by each of the Purchaser and GlobalNetCare;

(c) all covenants, agreements and obligations hereunder on the part of the Vendors, Cor-Bit and Businessway to be performed or complied with at or prior to the Closing Date, including the Majority Vendors', the Vendors', Cor-Bit's and Businessway's obligations to deliver the documents and instruments herein provided for, have been performed and complied with at and as of the Closing;

(d) between the date hereof and the Closing Date, the Companies shall not have experienced any event, circumstance or condition or have taken any action or become subject to any action of any character adversely affecting the Companies, materially reducing the value of the Companies or materially reducing the value of either the Cor-Bit Shares or the Businessway Shares;

(e) on or before the Closing Date, no federal, state, provincial, regional or municipal government of any country applicable to the Companies and its business or any agency thereof will have enacted any statute or regulation, announced any policy or taken any action that will materially and adversely affect the Companies;

(f) on or before the Closing Date, counsel for the Purchaser and GlobalNetCare shall have performed a due diligence review of the respective Companies and their affairs, and the Purchaser and GlobalNetCare shall be satisfied in its sole discretion as to the operations of the Companies after completion of its due diligence investigation thereof;

(g) the Companies shall have completed financing by way of a private placement pursuant to which a minimum of CDN$1,000,000 will have been raised; and

(h) no action, suit or proceeding concerning the Companies will be pending or threatened by or before any court of competent jurisdiction or governmental entity wherein an unfavourable judgment, order, decree, stipulation or injunction would affect materially and adversely the Companies, and no such judgment, order, decree stipulation or injunction will be in effect.

13.2 The conditions set forth in Section 13.1 are for the exclusive benefit of the Purchaser and GlobalNetCare and may be waived by the Purchaser and GlobalNetCare in writing in whole or in part at any time.

13.3 The obligations of the Vendors and the Companies to consummate the transactions herein contemplated are subject to the fulfilment of each of the following conditions at the times stipulated:

(a) this Agreement and the sale of the Preferred Shares, the Exchange Shares and the Special Voting Shares have been approved by each of the boards of directors of the Purchaser or GlobalNetCare on or before the Closing Date;

(b) GlobalNetCare shall have amended its articles to increase the Authorized Common Share Capital and create for issuance the Special Voting Shares, in accordance with the provisions of Florida law governing corporations in respect of shareholder consent and in accordance with notice and filing provisions of applicable securities laws;

(c) the representations and warranties of the Purchaser and GlobalNetCare contained herein are true and correct in all material respects at and as of the Closing Date except as may be in writing disclosed to and approved by the Majority Vendors, the Fondaction, Cor-Bit and Businessway;

(d) all covenants, agreements and obligations hereunder on the part of the Purchaser and GlobalNetCare to be performed or complied with at or prior to the Closing Date, including in particular the Purchaser's and GlobalNetCare's obligations to deliver the documents and instruments herein provided for, have been performed and complied with as at the Closing Date;

(e) between the date hereof and the Closing Date, the Purchaser has not experienced any event, circumstance or condition or has taken any action or become subject to any action of any character adversely affecting the Purchaser, materially reducing the value of the Purchaser, or materially reducing the value of the Preferred Shares;

(f) between December 31, 1999 and the Closing Date, GlobalNetCare has not experienced any event, circumstance or condition or has taken any action or become subject to any action of any character adversely affecting GlobalNetCare, materially reducing the value of GlobalNetCare, or materially reducing the value of the Exchange Shares;

(g) on or before the Closing Date, counsel for the Majority Vendors', and the Companies shall have performed a due diligence review of the Purchaser and GlobalNetCare, and the Vendors and the Companies shall be satisfied in their sole discretion as to the state of the business assets and the operations of the Purchaser after completion of their due diligence investigation thereof; and

(h) on or before 12:00 p.m. local Montreal time on July 4, 2000, counsel for the Fondaction shall have performed a review of this Agreement and shall be satisfied as to the terms of this Agreement after completion of their review thereof.

13.4 The conditions set forth in Section 13.3 are for the exclusive benefit of the Vendors and the Companies and may be waived by the Vendors and the Companies in whole or in part at any time.

13.5 The respective obligations of each party to this Agreement to consummate the transactions herein contemplated are subject to all consents, approvals, authorizations, waivers and orders of any regulatory authorities, shareholders or third parties required or necessary or desirable for the completion of the transactions contemplated herein having been obtained or received by the Companies, the Vendors, the Majority Vendors, the Purchaser and GlobalNetCare.

13.6 GlobalNetCare hereby undertakes to issue the Exchange Shares as retraction or redemption of the Preferred Shares occurs in accordance with the Call Option Agreement.

14.     PRE-CLOSING  MATTERS

14.1 The Purchaser acknowledges that Businessway will transfer certain of its assets of Businessway prior to Closing Date, and the assets of Businessway as of the Closing Date will consist of the assets set forth on Schedule "C-2".

14.2 GlobalNetCare shall have amended its articles to increase the Authorized Common Share Capital and create for issuance the Special Voting Shares, in accordance with the provisions of Florida law governing corporations in respect of shareholder consent and in accordance with notice and filing provisions of applicable securities laws.

14.3 The Companies shall have completed financing arrangements with the Fondaction relating to an investment by the Fondaction in Cor-Bit.

15.     TRANSACTIONS  OF  THE  VENDORS  AT  THE  CLOSING

15.1 At the Closing, the Vendors, the Majority Vendors and the Companies will execute and deliver or cause to be executed and delivered all documents, instruments, resolutions and share certificates as are necessary to effectively transfer and assign the Cor-Bit Shares and the Businessway Shares to the Purchaser, free and clear of all liens, including the following:

(a) certified copies of resolutions of the directors of the Companies authorizing the exchange of the Cor-Bit Shares and the Businessway Shares;

(b)     executed  copies  of  this  Agreement;

(c) share certificates representing the Cor-Bit Shares and the Businessway Shares in the name of the Vendors duly endorsed for transfer;

(d) all corporate records and books of account of the Companies including, minute books, share register books, share certificate books and annual reports;

(e)     the  corporate  seals  of  the  Companies  if  any;

(f) releases, in form and substance satisfactory to the Purchaser and GlobalNetCare, acting reasonably, executed by the Majority Vendors in favour of the Companies releasing the Companies from any and all manner of actions, causes of action, suits, proceedings, debts, dues, profits, expenses, contracts, damages, claims, demands and liabilities whatsoever, in law or equity, which the Majority Vendors ever had, now has, or may have against either of the Companies for or by reason of any matter, cause or thing whatsoever done or omitted to be done by the Majority Vendors up to the Closing Date other than in respect of obligations of the Companies to the Majority Vendors arising in respect of:

(i) earned but unpaid salary and unpaid benefits for the then current pay period, and

(ii) any obligations pursuant to indemnities granted to the Majority Vendors by the Companies in connection with acts as a director of the Companies provided that such indemnities shall be ineffective in respect of any act or omission which would constitute a default or breach pursuant to this Agreement or which render any representation or warranty given hereunder untrue or inaccurate;

(g) a closing warranty and certificate from the Majority Vendors and the Companies confirming that the conditions to be satisfied by the Vendors, the Majority Vendors and the Companies, unless waived, set out in Section 13.3 have been satisfied at the Closing Date and that all representations and warranties of the Majority Vendors, the Vendors and the Companies contained in this Agreement are true at and as of the Closing Date;

(h) an opinion of the Majority Vendors' and the Companies' solicitors addressed to the Purchaser and GlobalNetCare and their respective solicitors in a form reasonably satisfactory to such solicitors to the effect that:

(i) each of the Companies has been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation,

(ii) the authorized and issued share capital of the Companies are as represented and warranted in this Agreement,

(iii) such counsel is not aware of any litigation, proceedings or investigations pending or threatened against either of the Companies not disclosed in this Agreement, and

(iv) all necessary approvals from the Companies have been obtained and are in full force and effect with respect to the transfer of the Cor-Bit Shares and the Businessway Shares to the Purchaser as contemplated herein;

(i) a Call Option Agreement in the form attached as Schedule "C" hereto, duly executed by the Vendors; and

(j) all such other documents and instruments as the Purchaser's and GlobalNetCare's solicitors may reasonably require.

16.     TRANSACTIONS  OF  THE  PURCHASER  AND  GLOBALNETCARE  AT  THE  CLOSING

16.1 The Purchaser and GlobalNetCare will deliver the following on or before the Closing Date:

(a) certificates representing the Preferred Shares registered in the names of the Vendors;

(b) certificates representing the Special Voting Shares registered in the names of the Vendors;

(c)     executed  copies  of  this  Agreement;

(d) a Closing Warranty and Certificate from the Purchaser and GlobalNetCare confirming that the conditions to be satisfied by the Purchaser and GlobalNetCare, unless waived, set out in Section 13.1 have been satisfied at the Closing and that all representations and warranties of the Purchaser and GlobalNetCare contained in this Agreement are true at and as of the Closing Date;

(e) an opinion of the Purchaser's and GlobalNetCare's solicitors addressed to the Majority Vendors, the Fondaction, Cor-Bit and Businessway and their respective solicitors in a form reasonably satisfactory to such solicitors to the effect that:

(i) each of the Purchaser and GlobalNetCare has been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation;

(ii) the authorized and issued share capital of each of the Purchaser and GlobalNetCare is as represented and warranted in this Agreement;

(iii) such counsel is not aware of any litigation, proceedings or investigations pending or threatened against either the Purchaser or GlobalNetCare not disclosed in this Agreement; and

(iv) all necessary approvals from each of the Purchaser and GlobalNetCare has been obtained and are in full force and effect with respect to the allotment, creation and issuance of the Preferred Shares, the Exchange Shares and the Special Voting Shares as contemplated herein;

(f) resignations and releases in writing of the directors and officers of GlobalNetCare, to be effective upon the Closing Date;

(g) certified copies of the resolutions of the directors of the Purchaser authorizing the issuance of the Preferred Shares to the Vendors;

(h) certified copies of the resolutions of the directors of the Purchaser and GlobalNetCare approving this Agreement;

(i) releases, in form and substance satisfactory to Cor-Bit and Businessway, acting reasonably, executed by the GlobalNetCare Principals in favour of GlobalNetCare releasing GlobalNetCare from any and all manner of actions, causes of action, suits, proceedings, debts, dues, profits, expenses, contracts, damages, claims, demands and liabilities whatsoever, in law or equity, which the GlobalNetCare Principals ever had, now have, or may have against GlobalNetCare or the Purchaser for or by reason of any matter, cause or thing whatsoever done or omitted to be done by the GlobalNetCare Principals up to the Closing Date other than in respect of obligations of GlobalNetCare to the GlobalNetCare Principals arising in respect of:

(i) earned but unpaid salary and unpaid benefits for the then current pay period, and

(ii) any obligations pursuant to indemnities granted to the GlobalNetCare Principals by GlobalNetCare in connection with acts as directors or officers of GlobalNetCare provided that such indemnities shall be ineffective in respect of any act or omission which would constitute a default or breach pursuant to this Agreement or which render any representation or warranty given hereunder untrue or inaccurate; and

(j) all such other documents and instruments as the Vendors' solicitors may reasonably require.

17.     TIME  OF  THE  ESSENCE

17.1    Time  is  of  the  essence  of  this  Agreement.

18.     FURTHER  ASSURANCES

18.1 The parties will execute and deliver all such further documents and instruments and do all such acts and things as may be reasonably necessary or required to carry out the full intent and meaning of this Agreement and to effect the transactions contemplated by this Agreement.

19.     SUCCESSORS  AND  ASSIGNS

19.1 This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the other parties.

20.     COUNTERPARTS

20.1 This Agreement may be executed in several counterparts and by fax transmission, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

21.     NOTICE

21.1 Any notice required or permitted to be given under this Agreement will be validly given if in writing and delivered or sent by pre-paid registered mail or facsimile transmission, to the following addresses:

(a)     If  to  the  Vendors  or  the  Companies:

        117  Gun  Avenue
        Pointe  Claire,  Quebec
        H94  3X2

        Attention:     Faris  Heddo

with  a  copy  to:

        2001  University,  Suite  1525
        Montreal,  Quebec
        H3A  2A6

        Atttention:     Marc  Champagne

        Fax:  (514)  843-8440

(b)     If  to  the  Purchaser  or  GlobalNetCare:

        Suite  204
        65  Brunswick
        Dollard  Des  Ormeaux
        Quebec  H3A  3H3

        Attention:     Harvey  Laloch

with  a  copy  to:

        CLARK,  WILSON
        Barristers  and  Solicitors
        800  -  885  West  Georgia  Street
        Vancouver,  British  Columbia
        V6C  3H1

        Attention:  Virgil  Z.  Hlus

        Fax:  (604)  687-6314

or to such other address as any party may specify in writing to the other parties.

21.2 Any notice delivered on a business day or sent by facsimile transmission will be deemed conclusively to have been effectively given on the date notice was delivered or sent by facsimile transmission.

21.3 Any notice sent by prepaid registered mail will be deemed conclusively to have been effectively given on the third business day after posting; but if at the time of posting or between the time of posting and the third business day thereafter there is a labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

22.     ASSIGNMENT

22.1 The Purchaser and each of the Companies acknowledge that the Vendors' Shares may be transferred by the Vendors prior to Closing in connection with certain tax planning and in this regard the Purchaser, GlobalNetCare and the Companies hereby consent to an assignment by the Vendors of any or all of its interests under this Agreement to one or more affiliates or associates of the Vendors, as those terms are defined in the Canada Business Corporations Act.

23.     ENTIRE  AGREEMENT

23.1 This Agreement contains the sole and entire agreement between the parties and any modifications must be in writing and signed by each party. The parties will in good faith investigate and negotiate the most tax effective method of carrying out the intentions of this Agreement.

24.     TENDER

24.1 Tender may be made upon the Vendors or Purchaser or upon the Purchaser's Solicitors and money may be tendered by cheque certified by a chartered bank or by electronic wire transfer.

25.     PROPER  LAW

25.1 This Agreement will be governed by and construed in accordance with the province of the laws of the Province of Quebec and the laws of Canada applicable therein and the parties will attorn to the Courts thereof.
IN WITNESS WHEREOF the parties have caused this Agreement to be executed and delivered this _______ day of __________________, 2000.

3739007  CANADA  LTD.


Per:     /s/  Nick  Pedafronimos
         Nick  Pedafronimos

Per:     /s/  Harvey  Lalach
         Harvey  Lalach

Per:     /s/ Patrick Power
         Patrick  Power


COR-BIT  PERIPHERAL  INC.

Per:     /s/  Michele  Scott
         Michele  Scott


BUSINESSWAY  COMPUTER  CENTRE,  INC.

Per:     /s/  Faris  Heddo
         Faris  Heddo


GLOBALNETCARE  INC.

Per:     /s/  Nick  Pedafronimos
         Nick  Pedafronimos

Per:     /s/  Harvey  Lalach
         Harvey  Lalach

Per:     /s/ Patrick Power
         Patrick  Power

TRASTEW  HOLDINGS  LTD.

Per:     /s/  signed
         Authorized  Signatory


2842-2053  QUEBEC  INC.

Per:     /s/  signed
         Authorized  Signatory



SIGNED, SEALED and DELIVERED by MICHAEL ANDREATOS in the presence of:   )
/s/ signed                                                              )
Signature                                                               )   /s/ Debbie Andreatos (as per power of attorney)
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Michael Andreatos
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )


SIGNED, SEALED and DELIVERED by AGGY GINOU in the presence of:          )
/s/ signed                                                              )
Signature                                                               )   /s/ Abby Ginou
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Abby Ginou
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )



SIGNED, SEALED and DELIVERED by JEAN-JACQUES AUGER in the presence of:   )
/s/ signed                                                              )
Signature                                                               )   /s/ Jean-Jacques Auger
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Jean-Jacques Auger
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )


SIGNED, SEALED and DELIVERED by RITA BAGHDASSARIAN in the presence of:  )
/s/ signed                                                              )
Signature                                                               )   /s/ Rita Baghdassarian
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Rita Baghdassarian
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )


SIGNED, SEALED and DELIVERED by FRANCESCO CANNELLA in the presence of:  )
/s/ signed                                                              )
Signature                                                               )   /s/ Francesco Cannella
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Francesco Cannella
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )


SIGNED, SEALED and DELIVERED by MARC CHAMPAGNE in the presence of:      )
/s/ signed                                                              )
Signature                                                               )   /s/ Marc Champagen
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Marc Champagne
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )


SIGNED, SEALED and DELIVERED by TAK LEE CHANG in the presence of:       )
/s/ signed                                                              )
Signature                                                               )   /s/ Tak Lee Chang
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Tak Lee Chang
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )


SIGNED, SEALED and DELIVERED by YUNG HANG CHANG in the presence of:     )
/s/ signed                                                              )
Signature                                                               )   /s/ Yung Hang Chang
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Yung Hang Chang
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )


SIGNED, SEALED and DELIVERED by JADE CHAN CHANG in the presence of:     )
/s/ signed                                                              )
Signature                                                               )   /s/ Jade Chan Chang
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Jade Chan Chang
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )


SIGNED, SEALED and DELIVERED by CARMINE DIZZAZZO in the presence of:    )
/s/ signed                                                              )
Signature                                                               )   /s/ Carmine Dizzazzo
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Carmine Dizzazzo
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )


SIGNED, SEALED and DELIVERED by ROGER DOUCET in the presence of:        )
/s/ signed                                                              )
Signature                                                               )   /s/ Roger Doucet
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Roger Doucet
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )



SIGNED, SEALED and DELIVERED by LOUIS FLEISCHER in the presence of:     )
/s/ signed                                                              )
Signature                                                               )   /s/ Louis Fleischer
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Louis Fleischer
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )



SIGNED, SEALED and DELIVERED by GEORGE GARABEDIAN in the presence of:   )
/s/ signed                                                              )
Signature                                                               )   /s/ George Garabedian
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   George Garabedian
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )


SIGNED, SEALED and DELIVERED by DAVID GOTTLIEB in the presence of:      )
/s/ signed                                                              )
Signature                                                               )   /s/ David Gottlieb
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   David Gottlieb
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )



SIGNED, SEALED and DELIVERED by MIKE HALIVELAKIS in the presence of:    )
/s/ signed                                                              )
Signature                                                               )   /s/ Mike Halivelakis
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Mike Halivelakis
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )



SIGNED, SEALED and DELIVERED by RENE HAMEL in the presence of:          )
/s/ signed                                                              )
Signature                                                               )   /s/ Rene Hamel
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Rene Hamel
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )


SIGNED, SEALED and DELIVERED by FARIS HEDDO in the presence of:         )
/s/ signed                                                              )
Signature                                                               )   /s/ Faris Heddo
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Faris Heddo
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )



SIGNED, SEALED and DELIVERED by JAN HULAK in the presence of:           )
/s/ signed                                                              )
Signature                                                               )   /s/ Jan Hulak
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Jan Hulak
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )



SIGNED, SEALED and DELIVERED by GIACOMO INDRI in the presence of:       )
/s/ signed                                                              )
Signature                                                               )   /s/ Giacomo Indri
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Giacomo Indri
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )


SIGNED, SEALED and DELIVERED by KAREL KRO in the presence of:           )
/s/ signed                                                              )
Signature                                                               )   /s/ Karel Kro
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Karel Kro
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )



SIGNED, SEALED and DELIVERED by RAYNALD LAVOIE in the presence of:      )
/s/ signed                                                              )
Signature                                                               )   /s/ Raynald Lavoie
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Raynald Lavoie
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )



SIGNED, SEALED and DELIVERED by ROBERT LAWAND in the presence of:       )
/s/ signed                                                              )
Signature                                                               )   /s/ Robert Lawand
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Robert Lawand
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )


SIGNED, SEALED and DELIVERED by HUBERT LAVASSEUR in the presence of:    )
/s/ signed                                                              )
Signature                                                               )   /s/ Hubert Lavasseur
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Hubert Lacasseur
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )



SIGNED, SEALED and DELIVERED by EHAB LOFTI in the presence of:          )
/s/ signed                                                              )
Signature                                                               )   /s/ Ehab Lofti
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Ehab Lofti
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )



SIGNED, SEALED and DELIVERED by ANTONIO MARTINO in the presence of:     )
/s/ signed                                                              )
Signature                                                               )   /s/ Antonio Martino
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Antonio Martino
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )


SIGNED, SEALED and DELIVERED by MARIE MARZOUMANIAN in the presence of:  )
/s/ signed                                                              )
Signature                                                               )   /s/ Marie Marzoumanian
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Marie Marzoumanian
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )



SIGNED, SEALED and DELIVERED by HARRY MICHALOPOULOS in the presence of: )
/s/ signed                                                              )
Signature                                                               )   /s/ Harry Michalopoulos
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Harry Michalopoulos
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )



SIGNED, SEALED and DELIVERED by NELLY MOUSSA in the presence of:        )
/s/ signed                                                              )
Signature                                                               )   /s/ Nelly Moussa
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Nelly Moussa
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )


SIGNED, SEALED and DELIVERED by SANTE NARDOZI in the presence of:       )
/s/ signed                                                              )
Signature                                                               )   /s/ Sante Nardozi
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Sante Nardozi
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )



SIGNED, SEALED and DELIVERED by ANTOINE NEHME in the presence of:       )
/s/ signed                                                              )
Signature                                                               )   /s/ Antoine Nehme
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Antoine Nehme
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )



SIGNED, SEALED and DELIVERED by GEORGE NEHME in the presence of:        )
/s/ signed                                                              )
Signature                                                               )   /s/ George Nehme
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   George Nehme
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )


SIGNED, SEALED and DELIVERED by MICHAEL NELSON in the presence of:      )
/s/ signed                                                              )
Signature                                                               )   /s/ Michael Nelson
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Michael Nelson
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )



SIGNED, SEALED and DELIVERED by ANNE PONNIAH in the presence of:        )
/s/ signed                                                              )
Signature                                                               )   /s/ Anne Ponniah
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Anne Ponniah
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )



SIGNED, SEALED and DELIVERED by MARIE REDA in the presence of:          )
/s/ signed                                                              )
Signature                                                               )   /s/ Marie Reda
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Marie Reda
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )


SIGNED, SEALED and DELIVERED by CLAUDE ROBILLARD in the presence of:    )
/s/ signed                                                              )
Signature                                                               )   /s/ Claude Robillard
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Claude Robillard
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )



SIGNED, SEALED and DELIVERED by BEDROS SARKISSIAN in the presence of:   )
/s/ signed                                                              )
Signature                                                               )   /s/ Bedros Sarkissian
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Bedros Sarkissian
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )



SIGNED, SEALED and DELIVERED by DENNY SARKISSIAN in the presence of:    )
/s/ signed                                                              )
Signature                                                               )   /s/ Denny Sarkissian
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Denny Sarkissian
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )


SIGNED, SEALED and DELIVERED by DR. A.J. SCARLAT in the presence of:    )
/s/ signed                                                              )
Signature                                                               )   /s/ Dr. A.J. Scarlat
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Dr. A.J. Scarlat
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )



SIGNED, SEALED and DELIVERED by LILIANE SCOTT in the presence of:       )
/s/ signed                                                              )
Signature                                                               )   /s/ Liliane Scott
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Liliane Scott
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )



SIGNED, SEALED and DELIVERED by WILBROOD SCOTT in the presence of:      )
/s/ signed                                                              )
Signature                                                               )   /s/ Wilbrood Scott
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Wilbrood Scott
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )


SIGNED, SEALED and DELIVERED by MARGARET SHAEFER in the presence of:    )
/s/ signed                                                              )
Signature                                                               )   /s/ Margaret Shaefer
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Margaret Shaefer
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )



SIGNED, SEALED and DELIVERED by WILBROOD SCOTT in the presence of:      )
/s/ signed                                                              )
Signature                                                               )   /s/ Wilbrood Scott
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Wilbrood Scott
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )



SIGNED, SEALED and DELIVERED by CYNDY TAYLOR in the presence of:        )
/s/ signed                                                              )
Signature                                                               )   /s/ Cyndy Taylor
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Cyndy Taylor
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )


SIGNED, SEALED and DELIVERED by CLAUDIO VENDITTELLI in the presence of: )
/s/ signed                                                              )
Signature                                                               )   /s/ Claudio Vendittelli
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Claudio Vendittelli
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )



SIGNED, SEALED and DELIVERED by LIAN G. ZHANG in the presence of:       )
/s/ signed                                                              )
Signature                                                               )   /s/ Liang Zhang
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Liang Zhang
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )

FONDACTION CSN POUR LA COOPERATION ET L'EMPLOI

Per:  /s/ signed



SIGNED, SEALED and DELIVERED by MICEHLE SCOTT in the presence of:       )
/s/ signed                                                              )
Signature                                                               )   /s/ Michele Scott
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )   Michele Scott
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  )

                             SCHEDULES NOT ATTACHED
                                TO EDGAR FILING

(a)     Schedule  "A"      Special  Rights and Restrictions  attached  to  the
                           Preferred  Shares;

(b)     Schedule  "B-1"    Financial  Statements  of  Cor-Bit;

(c)     Schedule  "B-2"    Financial  Statements  of  Businessway;

(d)     Schedule  "C"      Call  Option  Agreement;

(e)     Schedule  "D-1"    Continuing  Contractual  Obligations  of  Cor-Bit;

(f)     Schedule  "D-2"    Continuing  Contractual  Obligations of Businessway;

(g)     Schedule  "E"      List  of  Cor-Bit  and  Businessway  Shareholders;

(h)     Schedule  "F-1"    List  of  Assets  of  Cor-Bit;

(i)     Schedule  "F-2"    List  of  Assets  of  Businessway;

(j)     Schedule  "G-1"    Financial  Statements  of  GlobalNetCare;

(k)     Schedule  "H-1"    List  of  Assets  of  GlobalNetCare;

(l)     Schedule  "I-1"    Outstanding  Litigation;

(m)     Schedule  "J-1"    Continuing Contractual Obligations of the Purchaser
                            and GlobalNetCare;  and

(n)     Schedule  "K-1"    Outstanding Rights to Acquire shares in GlobalNetCare

The Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.